JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A AND N

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated September 25, 2026 to the Statutory Prospectuses and

Updating Summary Prospectuses dated April 27, 2026

Changes to Variable Investment Options

This Supplement is intended for distribution with the Statutory Prospectuses and Updating Summary Prospectuses (each a “prospectus”) dated April 27, 2026 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. This Supplement must be proceeded or accompanied by the Prospectus for your policy. Please retain it for future reference. This Supplement applies to the following policies:

Corporate VUL 03	Survivorship VUL
Corporate VUL 04	VUL Accumulator
EPVUL	VUL Protector
SPVL

Changes to Current Expenses

Effective August 1, 2026 (the “Effective Date”), there is a retroactive reduction in “Current Expenses” for the JHVIT Equity Income Trust in the “Appendix: Portfolios Available Under the Policy” section of the prospectus.

Accordingly, the “Current Expenses” of the JHVIT Equity Income Trust Series I portfolio are deleted in the “Appendix: Portfolios Available Under the Policy” section of each prospectus and replaced with the following:

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series I John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%*	14.39	11.10	10.47

* This portfolio’s annual expenses reflect temporary fee or expense waivers or reimbursements.

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 09/2026

333-85284	333-71136	333-85296	333-33504	333-100567
333-88748	333-100597	333-88972	333-100664